Exhibit 10.1

AMENDMENT TO THE LICENSE AGREEMENT

This AMENDMENT TO THE LICENSE AGREEMENT (the “Amendment”) is made and entered into by and between STMicroelectronics N.V., a Dutch corporation (“ST”), and APOGEE Technology Inc., a Delaware corporation (“Apogee”).

Capitalized terms used herein shall have the meaning ascribed to them in the License Agreement, unless otherwise specifically defined otherwise herein.

WHEREAS,

ST and Apogee are parties to that certain license agreement dated the 2nd of February 2001, as amended (the “Agreement”), pursuant to which Apogee has granted to ST and its Affiliates a license under certain audio amplification related intellectual property rights, as better described in said Agreement;

ST and Apogee now desire to amend the Agreement in accordance with the provisions hereof.

NOW THEREFORE, in furtherance of the foregoing recitals and for good and valuable considerations, ST and Apogee hereby agree to amend the License Agreement as follows:

1.     EXCLUSIVITY

(a)   DDX Technology: With respect only to the DDX Technology (as defined in Exhibit 2 to the Agreement), ST hereby agrees to release Apogee from the exclusivity obligation and covenant undertaken by Apogee in Section 2.1 of the Agreement

The Agreement shall be deemed amended accordingly, effective as of the effective date of this Amendment.

(b)   Full digital Audio Path: Apogee hereby agrees to release ST from the exclusivity obligation and covenant undertaken by ST in Section 2.6 of the Agreement, which is hereby cancelled and deleted.

The Agreement shall be deemed amended accordingly, effective as of the effective date of this Amendment.

2.     [**********]

Apogee hereby guarantees and shall ensure that, at all applicable times, [********************] are offered the [*************************** ************] for the Licensed Technology [***************************** ******************]. For purposes of the foregoing, [******************** *******] means that Apogee represents, warrants and covenants that the [*************************************************] for the Licensed

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 under the Securities Exchange Act of 1934.

Technology provided to [**] under the Agreement (as amended) are, and shall remain, at all applicable times, [************************************** ********************************************************] licensing the Licensed Technology for a [************************* ****************].

3.     ROYALTY SCHEME

3.1   Each of the Parties hereby agrees to amend and modify the royalty scheme and certain related provisions set out in Section 4 of the Agreement, and accordingly:

(a)   The provisions stated in Section 4.3 of the Agreement are hereby replaced and superceded by, and shall now read as follows:

“4.3

4.3.1 With respect to Products other than power-based Products: ST shall pay to Apogee a royalty equal to the[********************************]:

Royalty =[********************] %,

or

[********************************************************];

or

[*****************************************]

The term [****************************************************** *********************************************************************************************].

For example for non [**********] Products, if the [***********************], Apogee would receive a royalty of [*************************************************************].  If the [***************************], Apogee would receive a minimum royalty of [***************************************], and if the [*********************************] Apogee would receive a Royalty of [***************************************].

4.3.2 With respect to power-based Products: ST shall pay to Apogee the following royalty, which shall be calculated on Net Sales Price of such power-based Products: [*********************************** *******************************], and (ii) [**************** **************] and thereafter except for the [************ *************************************************************] %.

4.3.3 For purposes of the foregoing, “power-based Products” shall mean Products having a total capability greater than one (1) watt.”

[End of Section 4.3, as amended]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 under the Securities Exchange Act of 1934.

(b)   The reports and payments referred to in Section 4.5 of the Agreement shall be made on a calendar quarter basis, and the definition of “Quarter” in said Section 4.5 shall be deemed amended accordingly (i.e., it shall mean: March 31, June 30, September 30, or December 31).

(c)   The Provisions in Section 4.7 of the Agreement [*****************] are hereby deleted and cancelled, and shall be of no further effect whatsoever.

3.2   The Agreement shall be deemed amended accordingly, effective as of the effective date of this Amendment.

4.     [*****************]

Each of the Parties hereby agrees to delete the provisions in the first paragraph of Section 11.2 of the Agreement [***************************************].  However, the second paragraph of Section 11.2 shall remain in full force and effect, and accordingly Apogee shall promptly notify ST in writing of any [******************************************
***************] at least thirty (30) business days before the effective date of any such [****************]. For the further avoidance of doubt, it is hereby understood and agreed between the Parties that the provisions in Section 11.1 of the Agreement shall not be affected by the foregoing and shall remain in full force and effect [**************************************].

5.     SCOPE OF THIS AGREEMENT

(a)   Each of the Parties hereby expressly agrees that (i) the provisions in sections 1 and 4 hereof shall enter into force and become effective retroactively as of the 1st of January 2005, and (ii) the provisions in sections 2 and 3 hereof shall enter into force and become effective retroactively as of the 1st of January 2004.

(b)   All of the terms and conditions of the Agreement that are not specifically modified hereby, shall remain unchanged and of full effect.

IN WITNESS WHEREOF, ST and Apogee have caused this Amendment to be executed by their duly authorized representatives.

For APOGEE Technology Inc.		For STMicroelectronics NV

By:	/s/ Herbert M. Stein	By:	/s/ Philippe Geyres

Name:	Herbert M. Stein	Name:	Philippe Geyres

Title:	Chief Executive Officer	Title:	Executive Vice President

Date:	May 24, 2005	Date:	April 25, 2005

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 under the Securities Exchange Act of 1934.